The Chile Fund, Inc.
----------------------------------------
ANNUAL REPORT
DECEMBER 31, 1998

[GRAPHIC]

 CONTENTS

Letter to Shareholders........................................................................          1

Portfolio Summary.............................................................................          6

Schedule of Investments.......................................................................          7

Statement of Assets and Liabilities...........................................................          9

Statement of Operations.......................................................................         10

Statement of Changes in Net Assets............................................................         11

Financial Highlights..........................................................................         12

Notes to Financial Statements.................................................................         13

Report of Independent Accountants.............................................................         17

Results of Annual Meeting of Shareholders.....................................................         18

Tax Information...............................................................................         18

Description of InvestLink(SM) Program.........................................................         19

PICTURED ON THE COVER IS A SCENIC VIEW OF THE ANDES MOUNTAINS LOCATED IN CHILE.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

                                                                February 5, 1999

DEAR SHAREHOLDER:

I am writing to report on the activities of The Chile Fund, Inc. (the "Fund") for the year ended December 31, 1998.

At December 31, 1998, the Fund's net assets were $180.4 million. The Fund's net asset value ("NAV") was $12.59 per share (net of dividends and distributions paid of $2.52 per share), as compared to $21.61 at December 31, 1997.

PERFORMANCE

For the period January 1, 1998 through December 31, 1998, the Fund's total return, based on NAV and assuming reinvestment of dividends and distributions, fell 23.3%. By comparison, the Morgan Stanley Capital International Chile Index (the "Index") declined 28.5%.

The Fund outperformed the Index benchmark primarily due to effective sector allocations. The most favorable was my decision to overweight food and beverages, with a particular emphasis on bottlers. One bottling stock, Embotelladora Arica, was a private placement that went public during the year, thus allowing the Fund to realize a large gain upon the sale of a portion of the total shares held. I also underweighted electricity generators, which underperformed the market, and overweighted electricity distributors, which outperformed.

Exposure to merchandising companies (E.G., Distribucion y Servicio D&S S.A., Sociedad Anonima Comercial e Industrial Falabella) hurt absolute and relative returns. Not only did these stocks suffer in an environment of rising interest rates, but they also are not included in the benchmark.

1998 WAS A DIFFICULT YEAR FOR CHILE...

Without doubt, 1998 was a difficult year for the Chilean economy and, hence, the nation's equities. The economy was buffeted by an unusually painful combination of external forces, of which three were most prominent:

ASIAN MELTDOWN. The severe economic crisis that struck most Asian nations in 1997 continued throughout 1998. Among Latin American economies, Chile's was most directly affected, since about 30% of its exports go to Asia. As a result, Chilean merchandise exports fell an estimated 11.2% in 1998 and inflation-adjusted gross domestic product (GDP) rose an estimated 3.7%, the smallest such increase in several years.

PLUNGING COPPER PRICES. Chile is the world's largest supplier of copper, which accounts for about 40% of Chilean exports and is the primary source of government revenues. The fall in copper prices to $0.66 per lb. from $0.77--the lowest level in 50 years--in 1998, then, placed tremendous pressure on the nation's current account. Along with the major decline in Asian demand for Chilean exports, the plunge in copper prices resulted in a 1998 current account deficit that is estimated at $4.8 billion, or 6.3% of estimated GDP.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

WORSENING CONDITIONS IN BRAZIL. Investors in Latin American equities--and those of emerging markets more generally--focused on Brazil as the Latin country most vulnerable to the "Asian contagion" of currency devaluation and economic collapse. Because of Brazil's stature as the largest Latin economy, widespread concern about its political and economic viability negatively impacted all Latin American markets in 1998. Chile suffered accordingly.

In addition to external macroeconomic factors, Chilean equities were hurt by weak participation by domestic pension funds. Known as Administratoras de Fondos de Pensiones, or AFPs, pension funds are the largest institutional investors in Chile and, therefore, a critical source of buying power in the domestic market. At year-end, AFPs' exposure to stocks was at 14.9% of total assets, down from 23.4% a year earlier. Of that 14.9%, moreover, a substantial chunk was invested in foreign stocks, thus depriving the local equity market of much-needed liquidity and buying support.

 ...BUT THE WORST MAY BE OVER

As I write, it is clear that the Chilean economy is not yet out of the woods. Nonetheless, there are tentative signs that the worst may be over and the stage set for what might be a significant rebound as we move toward the new millennium. Among them:

- Asian equity markets have rallied in the last few months, partially on the basis of hopes that the region's battered economies may already have seen their worst days. If such hopes turn into reality, then Asian demand for Chile's exports may recover sooner than originally expected.

- Recent data indicate that the pace of decline in exports has begun to slow, and we anticipate that export growth will rise at a faster rate in 1999 than in 1998. Should this trend continue, Chile's current account deficit may begin to subside to less threatening levels.

- Copper prices are stabilizing. Absent another major shock from Asia, this trend should continue during 1999, thus providing a firmer foundation for government revenues and the economy more generally.

- After raising interest rates to emergency levels to protect the peso during the third quarter, the central bank has begun to lower them. I expect additional rate cuts in 1999. If this more benign monetary environment persists, it would undoubtedly buoy investor confidence in Chile's macroeconomic stability and, therefore, be a key source of support for stock prices.

- Tight fiscal policies implemented in 1998 will likely remain in effect in 1999. Along with a slowing economy and reduced demand for imports, these should keep a chokehold on inflation and help prices to remain fairly stable.

- Brazil effectively devalued its currency in mid-January in an effort to bolster its economic condition. Although the road toward this goal remains long, the devaluation may end up being an important milestone along the way. Investor sentiment about Chile and the other Latin American economies will likely improve if Brazil can succeed in putting its economy back on track.

--------------------------------------------------------------------------------
   2

LETTER TO SHAREHOLDERS

PORTFOLIO STRATEGY: PRUDENTLY CONSERVATIVE

TOP 10 HOLDINGS, BY ISSUER*

                                                          % OF
           HOLDING                         SECTOR      NET ASSETS
           ----------------------------  -----------  -------------
       1.  CTC                            Telecom.           17.1
                                          Electric
       2.  Chilectra                        Dist.            13.0
                                          Electric
       3.  Endesa                           Gen.              6.9
       4.  CPC                            Forestry            6.5
                                          Electric
       5.  Enersis                          Gen.              6.2
       6.  CCU                           Food & Bev.          5.9
       7.  Andina                        Food & Bev.          4.3
                                          Electric
       8.  Emel                             Dist.             3.7
       9.  Cartones                       Forestry            3.7
      10.  Arica                         Food & Bev.          3.4
* Company names are abbreviations of those found on page 6.

                                Sector Breakdown
                               (% of net assets)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Fertilizer                 3.41%
Electric Dist.            16.72%
Electric Gen.             13.05%
Food/Bev                  17.21%
Forestry                  10.75%
Telecom.                  17.12%
Cash and Other Assets      1.67%
Other*                    20.07%

*Includes banking, basic metals, consumer durables, engineering &
construction,  financial   services,  fishery,   health  care,   infrastructure,
insurance, mining, real estate investment & management, retail, steel and textiles.

Given the high level of uncertainty reflected in Latin American equity markets these days, I am taking a prudently conservative approach to managing the Fund.

For instance, I have raised a good deal of cash and will continue to do so as appropriate. As there is a reasonable possibility of further market decline in 1999, there may well be shares of many high-quality companies available at bargain prices. I want to be in a position to take advantage of such opportunities if and when they arise.

I maintain a preference for regulated industries such as electricity and telecommunications, which accounted for nearly half the portfolio's total assets at December 31, 1998. Under current circumstances, they should offer more stable returns and greater liquidity than most other sectors of the market, while providing a hedge against possible devaluation of the peso. I also am reducing exposure to sectors that are affected by the slowing economic cycle, particularly retailers and banks. Should there be a stronger sense that interest rates will fall, however, I would probably reconsider this approach and raise exposure to rate-sensitive sectors instead.

OUTLOOK: CAUTIOUSLY OPTIMISTIC IN THE LONG-TERM
I am cautiously optimistic about the long-term prospects for Chilean equities, for several reasons:

- Chile has already gone through the wrenching process of broad macroeconomic liberalization now occurring in Brazil and elsewhere in Latin America. Improvement over current conditions is thus more likely to happen sooner than later.

- Inflation appears to be falling. This implies that there is scope for interest rates to fall, which would bode very well for stocks.

--------------------------------------------------------------------------------

LETTER TO SHAREHOLDERS

- The market is selling at historically low valuation levels, both absolute and relative. While there is no guarantee that valuations will not move even lower, they are clearly compelling at present and investors will undoubtedly act to take advantage at some point.

- Interest in Chilean corporate assets from foreign companies is growing. This is notably evident in the high-priced bid for control of Empresa Nacional de Electricidad S.A., a major electric utility, tendered by the Spanish company of the same name.

To be sure, there are factors--Brazil's problems and their impact on the rest of Latin America, the reluctance of AFPs to raise their exposure to the domestic market--that are likely to maintain downward pressure on stock prices in the near term. Nonetheless, the elements I have cited strongly suggest that farsighted investors will reap great benefits from a commitment to the Chilean market.

Sincerely yours,

/s/Richard W. Watt

Richard W. Watt
President
Chief Investment Officer*

FROM CREDIT SUISSE ASSET MANAGEMENT:

 I. Effective January 12, 1999, the Fund's investment adviser, BEA Associates, changed its name to Credit Suisse Asset Management ("CSAM"). In making the announcement, the firm said that it expected the new name to enhance its recognition as a global asset manager. Credit Suisse Asset Management is the investment division of Credit Suisse Group, one of the world's largest financial organizations, with $600 billion in assets under management.

 II. Effective on or about April 1, 1999, shareholders whose shares are registered in their own name will automatically participate in a dividend reinvestment program known as the InvestLink(SM) Program (the "Program"). The Program can be of value to shareholders in maintaining their proportional ownership interest in the Fund in an easy and convenient way. A shareholder whose shares are held in the name of a broker/dealer or nominee should contact the Fund's Transfer Agent for details about participating in the Program. The Program also provides for additional share purchases. The Program is described on pages 19 through 21 of this report.

III. Many services provided to the Fund and its shareholders by CSAM and the Fund's service providers rely on the functioning of their respective computer systems. Many computer systems cannot distinguish the year 2000 from

--------------------------------------------------------------------------------
   4

LETTER TO SHAREHOLDERS

     the year 1900, with resulting potential difficulty in performing various calculations (the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing, account services and other Fund operations.

     CSAM recognizes the importance of the Year 2000 Issue and is taking appropriate steps necessary in preparation for the year 2000. At this time, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Fund, nor can there be any assurance that the Year 2000 Issue will not have an adverse effect on the Fund's investments or on global markets or economies, generally.

     CSAM anticipates that its systems will be adapted in time for the year 2000. CSAM is seeking assurances that comparable steps are being taken by the Fund's other major service providers. CSAM will be monitoring the Year 2000 Issue in an effort to ensure appropriate preparation.

--------------------------------------------------------------------------------
*Richard W. Watt, who is a Managing Director of Credit Suisse Asset Management ("CSAM"), is primarily responsible for management of the Fund's assets. Mr. Watt has served the Fund in such capacity since January 1, 1997. He joined CSAM on August 2, 1995. Mr. Watt formerly was associated with Gartmore Investment Limited in London, where he was head of emerging markets investments and research. Before joining Gartmore Investment Limited in 1992, Mr. Watt was a Director of Kleinwort Benson International Investments in London, where he was responsible for research, analysis and trading of equities in Latin America and other regions. Mr. Watt is President, Chief Investment Officer and a Director of the Fund. He also is President, Chief Investment Officer and a Director of The Brazilian Equity Fund, Inc., The Emerging Markets Infrastructure Fund, Inc., The Emerging Markets Telecommunications Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc., The Latin America Investment Fund, Inc., and The Portugal Fund, Inc.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

THE CHILE FUND, INC.

PORTFOLIO SUMMARY - AS OF DECEMBER 31, 1998 (UNAUDITED)
--------------------------------------------------------------------------------
 SECTOR ALLOCATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                                                            DECEMBER 31, 1998    DECEMBER 31, 1997
Banking                                                                  2.29%                1.38%
Consumer Durables                                                        1.64%                2.19%
Electric Distribution                                                   16.72%               14.96%
Electric Generation                                                     13.03%               15.98%
Engineering & Construction                                               0.72%                2.00%
Fertilizer                                                               3.41%                2.66%
Financial Services                                                       2.74%                1.64%
Food & Beverages                                                        17.21%               19.00%
Forestry                                                                10.75%                9.58%
Infrastructure                                                           2.42%                1.32%
Mining                                                                   2.26%                2.39%
Pharmaceuticals                                                          0.00%                3.09%
Real Estate Investment & Management                                      2.37%                1.79%
Retail                                                                   1.11%                3.38%
Steel                                                                    2.12%                1.10%
Telecommunications                                                      17.12%               15.05%
Other                                                                    2.40%                6.11%
Cash & Cash Equivalents                                                  1.69%               -3.62%

 TOP 10 HOLDINGS, BY ISSUER

                                                                                                                 Percent of Net
           Holding                                                                 Sector                            Assets
-------------------------------------------------------------------------------------------------------------------------------
       1.  Compania de Telecomunicaciones de Chile S.A.                      Telecommunications                        17.1
-------------------------------------------------------------------------------------------------------------------------------
       2.  Chilectra S.A.                                                   Electric Distribution                      13.0
-------------------------------------------------------------------------------------------------------------------------------
       3.  Empresa Nacional de Electricidad S.A.                             Electric Generation                        6.9
-------------------------------------------------------------------------------------------------------------------------------
       4.  Compania de Petroleos de Chile S.A.                                    Forestry                              6.5
-------------------------------------------------------------------------------------------------------------------------------
       5.  Enersis S.A.                                                      Electric Generation                        6.2
-------------------------------------------------------------------------------------------------------------------------------
       6.  Compania Cervecerias Unidas S.A.                                   Food & Beverages                          5.9
-------------------------------------------------------------------------------------------------------------------------------
       7.  Embotelladora Andina S.A.                                          Food & Beverages                          4.3
-------------------------------------------------------------------------------------------------------------------------------
       8.  Empresas Emel S.A.                                               Electric Distribution                       3.7
-------------------------------------------------------------------------------------------------------------------------------
       9.  Empresas CMPC S.A.                                                     Forestry                              3.7
-------------------------------------------------------------------------------------------------------------------------------
      10.  Embotelladora Arica                                                Food & Beverages                          3.4
-------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
   6

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

SCHEDULE OF INVESTMENTS - DECEMBER 31, 1998
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 EQUITY OR EQUITY-LINKED SECURITIES-98.33%
 BANKING-2.29%
Banco de Credito e Inversiones..........        833,132  $ 4,138,813
                                                         -----------
 BASIC METALS-0.89%
Ceramicas Cordillera S.A................        316,132    1,603,873
                                                         -----------
 CONSUMER DURABLES-1.64%
Empresas Almacenes Paris................      5,851,259    2,967,358
                                                         -----------
 ELECTRIC DISTRIBUTION-16.72%
Chilectra S.A...........................      3,885,531   21,511,022
Chilectra S.A. ADS++....................         88,600    1,962,082
Empresas Emel S.A.......................        451,290    6,675,182
                                                         -----------
                                                          30,148,286
                                                         -----------
 ELECTRIC GENERATION-13.05%
Empresa Nacional de Electricidad S.A....     34,313,568   12,434,817
Enersis S.A.............................     22,040,251   11,095,805
                                                         -----------
                                                          23,530,622
                                                         -----------
 ENGINEERING & CONSTRUCTION-0.72%
Besalco S.A.............................        702,964    1,292,295
                                                         -----------
 FERTILIZER-3.41%
Sociedad Quimica y Minera de Chile S.A.,
 Class A................................      1,446,507    4,279,154
Sociedad Quimica y Minera de Chile S.A.,
 Class B................................        570,322    1,879,984
                                                         -----------
                                                           6,159,138
                                                         -----------
 FINANCIAL SERVICES-2.74%
Invercap S.A............................      7,314,215    4,945,692
                                                         -----------
 FISHERY-0.29%
Pesquera Itata S.A......................      7,936,619      528,269
                                                         -----------
 FOOD & BEVERAGES-17.21%
Compania Cervecerias Unidas S.A.........      2,188,304    8,415,665
Compania Cervecerias Unidas S.A. ADR....        111,550    2,147,338

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 FOOD & BEVERAGES (CONTINUED)

Distribucion y Servicio D&S S.A.........      2,532,903  $ 1,873,251
Embotelladora Andina S.A. PNA...........      1,681,773    4,015,644
Embotelladora Andina S.A. PNB...........      1,681,773    3,695,814
Embotelladora Arica.....................      4,664,877    6,209,979
Embotelladora Polar S.A.................      2,903,337    1,779,118
Empresas Iansa S.A......................      7,669,421      559,102
Supermercados Unimarc S.A...............        672,109       55,388
Vina Concha y Toro S.A..................      4,349,433    2,279,259
                                                         -----------
                                                          31,030,558
                                                         -----------
 FORESTRY-10.75%
Compania Chilena de Fosforos S.A........        762,465      934,453
Compania de Petroleos de Chile S.A......      5,474,483   11,799,203
Empresas CMPC S.A.......................      1,072,197    6,649,547
                                                         -----------
                                                          19,383,203
                                                         -----------
 HEALTH CARE-0.78%
Banmedica S.A...........................      7,030,511    1,411,302
                                                         -----------
 INFRASTRUCTURE-2.42%
Infra Structura 2000*+..................     19,568,922    4,364,868
                                                         -----------
 INSURANCE-0.34%
Compania de Seguros La Prevision Vida
 S.A.+..................................        818,209      605,120
                                                         -----------
 MINING-2.26%
Antofagasta Holdings plc................      1,338,500    4,005,341
Empresa Minera de Mantos Blancos S.A....         80,152       67,746
                                                         -----------
                                                           4,073,087
                                                         -----------
 REAL ESTATE INVESTMENT & MANAGEMENT-2.37%
Parque Arauca S.A.......................     10,000,000    4,268,357
                                                         -----------
 RETAIL-1.11%
Sociedad Anonima Comercial e Industrial
 Falabella..............................      4,143,705    1,996,333
                                                         -----------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

SCHEDULE OF INVESTMENTS (CONTINUED)
--------------------------------------------------------------------------------

                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 STEEL-2.12%
Compania de Aceros del Pacifico S.A.....      2,414,293  $ 3,826,138
                                                         -----------
 TELECOMMUNICATIONS-17.12%
Compania de Telecomunicaciones de Chile
 S.A., Class A..........................      6,062,937   30,875,178
                                                         -----------
 TEXTILES-0.10%
Zalaquett S.A...........................      1,496,767      189,765
                                                         -----------
TOTAL EQUITY OR EQUITY-LINKED SECURITIES (Cost
 $109,186,168).........................................  177,338,255
                                                         -----------
 SHORT-TERM INVESTMENTS-5.96%
 CHILEAN MUTUAL FUNDS-5.96%
Bice Manager Investment Fund............        607,102    1,641,388
Fondo Mutuo Banco Edwards...............         13,014      597,046
Fondo Mutuo Bancredito Redimiento.......         32,060    1,383,417
Fondo Mutuo Santander Money Market......        481,504    2,229,645
                                             No. of         Value
Description                                  Shares       (Note A)
--------------------------------------------------------------------
 CHILEAN MUTUAL FUNDS (CONTINUED)

Fondo Mutuo Security Check..............        503,190  $ 2,329,523
Citicorp Cash Mutual Fund...............      1,133,435    2,573,453
                                                         -----------
TOTAL SHORT-TERM INVESTMENTS (Cost $10,673,606)........
                                                          10,754,472
                                                         -----------

TOTAL INVESTMENTS-104.29%
 (Cost $119,859,774) (Notes A,D).......................  188,092,727
LIABILITIES IN EXCESS OF CASH AND OTHER
 ASSETS-(4.29)%........................................   (7,735,605)
                                                         -----------
NET ASSETS-100.00%.....................................  $180,357,122
                                                         -----------
                                                         -----------
---------------------------------------------------------
*          Not readily marketable security.
+          Security is non-income producing.
++         SEC Rule 144A security. Such securities are traded
           only among "qualified institutional buyers."
ADR        American Depositary Receipts.
ADS        American Depositary Shares.
PNA        Preferred Shares, Class A.
PNB        Preferred Shares, Class B.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   8

--------------------------------------------------------------------------------

THE CHILE FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - DECEMBER 31, 1998
--------------------------------------------------------------------------------

 ASSETS
Investments, at value (Cost
 $119,859,774) (Note A).................     $188,092,727
Cash (including $3,064 of foreign
 currencies with a cost of $3,061) (Note
 A).....................................        1,166,706
Receivables:
  Investments sold......................        2,902,755
  Dividends.............................           53,586
Prepaid expenses........................            2,540
                                             ------------
Total Assets............................      192,218,314
                                             ------------

 LIABILITIES
Payables:
  Dividend..............................       10,029,531
  Investment advisory fees (Note B).....          556,060
  Administration fees (Note B)..........           27,161
  Other accrued expenses................          135,989
  Chilean repatriation taxes (Note A)...        1,112,451
                                             ------------
Total Liabilities.......................       11,861,192
                                             ------------
NET ASSETS (applicable to 14,327,901
 shares of common stock outstanding)
 (Note C)...............................     $180,357,122
                                             ------------
                                             ------------

NET ASSET VALUE PER SHARE ($180,357,122
  DIVIDED BY 14,327,901)................           $12.59
                                             ------------
                                             ------------

 NET ASSETS CONSIST OF
Capital stock, $0.001 par value;
 14,327,901 shares issued and
 outstanding (100,000,000 shares
 authorized)............................     $     14,328
Paid-in capital.........................      118,910,972
Accumulated net realized loss on
 investments and foreign currency
 related transactions...................       (6,800,434)
Net unrealized appreciation in value of
 investments and translation of other
 assets and liabilities denominated in
 foreign currencies.....................       68,232,256
                                             ------------
Net assets applicable to shares
 outstanding............................     $180,357,122
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

STATEMENT OF OPERATIONS - FOR THE YEAR ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------

 INVESTMENT INCOME
Income (Note A):
  Dividends.............................     $  8,971,822
  Interest..............................          457,389
  Less: Foreign taxes withheld..........          (59,810)
                                             ------------
  Total Investment Income...............        9,369,401
                                             ------------
Expenses:
  Investment advisory fees (Note B).....        2,732,233
  Custodian fees........................          428,492
  Administration fees (Note B)..........          232,416
  Printing..............................          127,727
  Accounting fees.......................          108,370
  Audit and legal fees..................           93,691
  Transfer agent fees...................           44,967
  Directors' fees.......................           41,841
  NYSE listing fees.....................           24,368
  Insurance.............................           24,326
  Other.................................           21,264
                                             ------------
  Total Expenses........................        3,879,695
                                             ------------
  Net Investment Income.................        5,489,706
                                             ------------

 NET REALIZED AND UNREALIZED LOSS ON
 INVESTMENTS AND FOREIGN CURRENCY
 RELATED TRANSACTIONS
Net realized loss from:
  Investments...........................          (34,002)
  Foreign currency related
   transactions.........................         (765,128)
Net change in unrealized appreciation in
 value of investments and translation of
 other assets and liabilities
 denominated in foreign currencies......      (95,516,454)
                                             ------------
Net realized and unrealized loss on
 investments and foreign currency
 related transactions...................      (96,315,584)
                                             ------------
NET DECREASE IN NET ASSETS RESULTING
 FROM OPERATIONS........................     $(90,825,878)
                                             ------------
                                             ------------

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   10

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                             For the Years Ended December 31,
                                             --------------------------------
                                                 1998                1997
                                             --------------------------------

 DECREASE IN NET ASSETS
Operations:
  Net investment income.................     $  5,489,706        $  1,458,936
  Net realized gain/(loss) on
   investments and foreign currency
   related transactions.................         (799,130)         70,499,747
  Net change in unrealized appreciation
   in value of investments and
   translation of other assets and
   liabilities denominated in foreign
   currencies...........................      (95,516,454)        (37,891,722)
                                             ------------        ------------
    Net increase/(decrease) in net
     assets resulting from operations...      (90,825,878)         34,066,961
                                             ------------        ------------
Dividends and distributions to
 shareholders:
  Net investment income.................       (4,584,928)                 --
  Net realized gain on investments......      (31,276,134)        (47,825,955)
                                             ------------        ------------
    Total dividends and distributions to
     shareholders.......................      (35,861,062)        (47,825,955)
                                             ------------        ------------
Capital share transactions (Note C):
  Proceeds from 260,948 and 30,907
   shares, respectively, issued in
   reinvestment of dividends............        3,100,355             690,893
                                             ------------        ------------
    Total decrease in net assets........     (123,586,585)        (13,068,101)
                                             ------------        ------------

 NET ASSETS
Beginning of year.......................      303,943,707         317,011,808
                                             ------------        ------------
End of year.............................     $180,357,122        $303,943,707
                                             ------------        ------------
                                             ------------        ------------

--------------------------------------------------------------------------------
 See accompanying notes to financial statements.

--------------------------------------------------------------------------------

THE CHILE FUND, INC.

FINANCIAL HIGHLIGHTS SECTION
--------------------------------------------------------------------------------

Contained below is per share operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements and market price data for the Fund's shares.
--------------------------------------------------------------------------------

                                                                                                                         For the
                                                                                                                         Period
                                                                                                                         September
                                                                                                                         27,
                                                                                                                          1989*
                                                            For the Years Ended                                          through
                                                               December 31,                                              December
                      -----------------------------------------------------------------------------------------------    31,
                       1998       1997       1996       1995       1994       1993       1992       1991       1990       1989
                      ----------------------------------------------------------------------------------------------------------
 PER SHARE OPERATING
 PERFORMANCE
Net asset value,
 beginning of
 period.............   $21.61     $22.59     $26.45     $26.26     $20.13     $15.55     $14.84      $8.72      $7.40     $6.88**
                      -------    -------    -------    -------    -------    -------    -------    -------    -------    -------
Net investment
 income+............     0.38       0.10       0.47       0.65       0.42       0.35       0.39       0.49       0.78      0.02
Net realized and
 unrealized
 gain/(loss) on
 investments and
 foreign currency
 related
 transactions+/++...    (6.88)      2.32      (3.44)      0.41       6.24       5.96       1.93       7.21       1.17      0.67
                      -------    -------    -------    -------    -------    -------    -------    -------    -------    -------
Net
 increase/(decrease)
 in net assets
 resulting from
 operations.........    (6.50)      2.42      (2.97)      1.06       6.66       6.31       2.32       7.70       1.95      0.69
                      -------    -------    -------    -------    -------    -------    -------    -------    -------    -------
Dividends and
 distributions to
 shareholders:
  Net investment
   income...........    (0.32)        --      (0.47)     (0.65)     (0.47)     (0.31)     (0.39)     (0.49)     (0.63)    (0.03)
  Net realized gain
   on investments
   and foreign
   currency related
   transactions.....    (2.20)     (3.40)     (0.26)     (0.22)     (0.06)     (0.26)     (1.22)     (1.09)        --        --
  In excess of net
   investment
   income...........       --         --      (0.16)        --         --         --         --         --         --     (0.14)
  In excess of net
   realized gain on
   investments and
   foreign currency
   related
   transactions.....       --         --         --         --         --      (0.16)        --         --         --        --
                      -------    -------    -------    -------    -------    -------    -------    -------    -------    -------
Total dividends and
 distributions to
 shareholders.......    (2.52)     (3.40)     (0.89)     (0.87)     (0.53)     (0.73)     (1.61)     (1.58)     (0.63)    (0.17)
                      -------    -------    -------    -------    -------    -------    -------    -------    -------    -------
Dilution due to
 capital share
 rights offering....       --         --         --         --         --      (1.00)        --         --         --        --
                      -------    -------    -------    -------    -------    -------    -------    -------    -------    -------
Net asset value, end
 of period..........   $12.59     $21.61     $22.59     $26.45     $26.26     $20.13     $15.55     $14.84      $8.72     $7.40
                      -------    -------    -------    -------    -------    -------    -------    -------    -------    -------
                      -------    -------    -------    -------    -------    -------    -------    -------    -------    -------
Market value, end of
 period.............   $9.063    $17.813    $20.875    $26.000    $23.063    $22.250    $16.563    $11.938     $7.750    $7.813
                      -------    -------    -------    -------    -------    -------    -------    -------    -------    -------
                      -------    -------    -------    -------    -------    -------    -------    -------    -------    -------
Total investment
 return(a)..........   (33.00)%     3.56%    (16.43)%    16.66%      6.05%     38.82%     53.80%     71.05%      7.07%    14.17%
                      -------    -------    -------    -------    -------    -------    -------    -------    -------    -------
                      -------    -------    -------    -------    -------    -------    -------    -------    -------    -------

 RATIOS/
 SUPPLEMENTAL DATA
Net assets, end of
 period
 (000 omitted)......  $180,357   $303,944   $317,012   $370,275   $367,047   $281,031   $168,580   $160,360   $93,744    $79,494
Ratio of expenses to
 average net
 assets.............     1.62%      3.34%(c)    1.96%(c)    1.46%    1.39%      1.72%      2.15%(c)    2.13%(c)    2.04%   1.98%(b)
Ratio of net
 investment income
 to average net
 assets.............     2.29%      0.38%      1.79%      2.39%      1.74%      2.47%      2.17%      3.41%      9.56%     1.44%(b)
Portfolio turnover
 rate...............     5.39%     35.59%      4.82%      2.38%      0.86%     11.29%      6.29%     19.32%     12.63%     2.38%

---------------------------------------------------------------------------
Section Per share amounts prior to July 17, 1995 have been restated to reflect a two-for-one stock split on July 17, 1995.
*    Commencement of investment operations.
** Initial public offering price of $7.50 per share less underwriting discount of $0.52 per share and offering expenses of $0.10 per share.
+    Based on average shares outstanding.
++ Includes a $0.08 and $0.01 per share decrease to the Fund's net asset value per share resulting from the dilutive impact of shares issued pursuant to the Fund's automatic Dividend Reinvestment Plan in 1998 and 1995, respectively.
(a) Total investment return at market value is based on the changes in market price of a share during the period and assumes reinvestment of dividends and distributions, if any, at actual prices pursuant to the Fund's dividend reinvestment program. Total investment return does not reflect brokerage commissions or initial underwriting discounts and has not been annualized.
(b)  Annualized.
(c) Ratios include effect of repatriation taxes, if any. The ratio of expenses to average net assets would have been 1.50% for the year ended December 31, 1997; 1.48% for the year ended December 31, 1996; 1.71% for the year ended December 31, 1992; and 1.75% for the year ended December 31, 1991, respectively, excluding repatriation taxes.

--------------------------------------------------------------------------------
                                 See accompanying notes to financial statements.
   12

--------------------------------------------------------------------------------

THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

NOTE A. SIGNIFICANT ACCOUNTING POLICIES

The Chile Fund, Inc. (the "Fund") was incorporated in Maryland on January 30, 1989 and commenced investment operations on September 27, 1989. The Fund is registered under the Investment Company Act of 1940, as amended, as a closed-end, non-diversified management investment company. Significant accounting policies are as follows:

MANAGEMENT ESTIMATES: The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION: Investments are stated at value in the accompanying financial statements. All securities for which market quotations are readily available are valued at the last sales price or lacking any sales, at the closing price last quoted for the securities (but if bid and asked quotations are available, at the mean between the current bid and asked prices). Securities that are traded over-the-counter are valued at the mean between the current bid and the asked prices, if available. All other securities and assets are valued at fair value as determined in good faith by the Board of Directors. Short-term investments having a maturity of 60 days or less are valued on the basis of amortized cost. The Board of Directors has established general guidelines for calculating fair value of non-publicly traded securities. At December 31, 1998, the Fund held 2.42% of its net assets in securities valued in good faith by the Board of Directors with an aggregate cost of $4,384,163 and fair value of $4,364,868. The net asset value per share of the Fund is calculated on each business day, with the exception of those days on which the New York Stock Exchange is closed.

CASH: Deposits held at Brown Brothers Harriman & Co., the Fund's custodian, in a variable rate account are classified as cash. At December 31, 1998, the interest rate was 4.125%, which resets on a daily basis. Amounts on deposit are generally available on the same business day.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME: Investment transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on an accrual basis; dividend income is recorded on the ex-dividend date.

TAXES: No provision is made for U.S. federal income or excise taxes as it is the Fund's intention to continue to qualify as a regulated investment company and to make the requisite distributions to its shareholders which will be sufficient to relieve it from all or substantially all U.S. federal income and excise taxes.

For U.S. federal income tax purposes, realized foreign currency losses and net realized capital losses from investments incurred after October 31, 1998, within the Fund's current fiscal year, are deemed to arise on the first day of the following fiscal year. The Fund incurred and elected to defer such losses of $11,911 and $6,016,341, respectively.

The Fund will be subject to and accrues a 10% Chilean repatriation tax with respect to all known and estimated remittances from Chile in excess of original invested capital. The Fund does not accrue repatriation tax with respect to all unrealized gains on Chilean securities, as the Fund does not intend to realize and remit such unrealized gains in the foreseeable future. If all unrealized gains on Chilean securities had been realized and repatriated at December 31, 1998, the Fund would have to pay a repatriation tax of approximately $6,190,941 or $0.43 per share.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

FOREIGN CURRENCY TRANSLATIONS: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

     (I) market value of investment securities, assets and liabilities at the current rate of exchange; and

    (II) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses in investments in equity securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances. However, the Fund does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations, with such amount categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

The Fund reports certain foreign currency related transactions as components of realized gains for financial reporting purposes, whereas such components are treated as ordinary income for U.S. federal income tax purposes.

Net currency gains from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation/depreciation in the value of investments and translation of other assets and liabilities denominated in foreign currencies.

Net realized foreign exchange losses represent foreign exchange gains and losses from transactions in foreign currencies and forward foreign currency contracts, exchange gains or losses realized between the trade date and settlement dates on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received.

DISTRIBUTIONS OF INCOME AND GAINS: The Fund distributes at least annually to shareholders, substantially all of its net investment income and net realized short-term capital gains, if any. The Fund determines annually whether to distribute any net realized long-term capital gains in excess of net realized short-term capital losses, including capital loss carryovers, if any. An additional distribution may be made to the extent necessary to avoid the payment of a 4% U.S. federal excise tax. Dividends and distributions to shareholders are recorded by the Fund on the ex-dividend date.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for U.S. federal income tax purposes due to U.S. generally accepted accounting principles/tax differences in the character of income and expense recognition.

At December 31, 1998, the Fund reclassified $904,778 of net realized losses from foreign currency related transactions to undistributed net investment income.

OTHER: Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

--------------------------------------------------------------------------------
   14

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

The Chilean securities markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. A significant proportion of the aggregate market value of equity securities listed on the Santiago Exchange are held by a small number of investors and are not publicly traded. This may limit the number of shares available for acquisition or disposition by the Fund.

The Fund, subject to local investment limitations, may invest up to 20% of its assets in non-publicly traded equity securities, which may involve a high degree of business and financial risk and may result in substantial losses. Because of the current absence of any liquid trading market for these investments, the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be substantially less than those originally paid by the Fund or the current carrying values. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded.

Investments in Chile may involve certain considerations and risks not typically associated with investments in the United States including the possibility of future political and economic developments and the level of Chilean governmental supervision and regulation of its securities markets.

The Fund may enter into repurchase agreements on U.S. Government securities with primary government securities dealers recognized by the Federal Reserve Bank of New York and member banks of the Federal Reserve System and on securities issued by the governments of foreign countries, their instrumentalities and with creditworthy parties in accordance with established procedures. Repurchase agreements are contracts under which the buyer of a security simultaneously buys and commits to resell the security to the seller at an agreed upon price and date. Repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, the collateral must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities fall below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund maintains the right to sell the underlying securities at market value and may claim any resulting loss against the seller; collectibility of such claims may be limited. At December 31, 1998, the Fund had no such agreements.

NOTE B. AGREEMENTS

BEA Associates ("BEA") serves as the Fund's investment adviser with respect to all investments. As compensation for its advisory services, BEA receives from the Fund an annual fee, calculated weekly and paid quarterly, equal to 1.20% of the first $50 million of the Fund's average weekly net assets, 1.15% of the next $50 million of the Fund's average weekly net assets, and 1.10% of amounts over $100 million. For the year ended December 31, 1998, BEA earned $2,732,233 for advisory services. BEA also provides certain administrative services to the Fund and is reimbursed by the Fund for costs incurred on behalf of the Fund (up to $20,000 per annum). For the year ended December 31, 1998, BEA was reimbursed $19,944 for administrative services rendered to the Fund.

Celfin Servicios Financieros Limitada (formerly Celfin Agente de Valores Limitada) ("Celfin") serves as the Fund's Chilean sub-adviser. In return for its services,

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE CHILE FUND, INC.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
Celfin is paid a fee, out of the advisory fee payable to BEA, computed weekly and paid quarterly at an annual rate of 0.15% of the first $50 million of the Fund's average weekly net assets, 0.10% of the next $50 million of the Fund's average weekly net assets and 0.05% of amounts over $100 million. For the year ended December 31, 1998, these sub-advisory fees amounted to $195,079.

Bear Stearns Funds Management Inc. ("BSFM") serves as the Fund's U.S. administrator. The Fund pays BSFM a monthly fee that is computed weekly at an annual rate of 0.08% of the first $100 million of the Fund's average weekly net assets, 0.06% of the next $50 million of the Fund's average weekly net assets and 0.04% of amounts in excess of $150 million. For the year ended December 31, 1998, BSFM earned $146,044 for administrative services.

BEA Administration, Administradora de Fondos de Inversion de Capital Extranjero S.A. ("AFICE") serves as the Fund's Chilean administrator. For its services, AFICE is paid a fee, out of the advisory fee payable to BEA, that is calculated weekly and paid quarterly at an annual rate of 0.05% of the value of the Fund's average weekly net assets and an annual reimbursement of out-of-pocket expenses. In addition, AFICE receives a supplemental administration fee and an accounting fee. Such fees are paid by AFICE to Celfin for certain administrative services. For the year ended December 31, 1998, the administration fees, supplemental administration fees and accounting fees amounted to $135,580, $66,429 and $8,181, respectively.

NOTE C. CAPITAL STOCK

The authorized capital stock of the Fund is 100,000,000 shares of common stock, $0.001, par value. Of the 14,327,901 shares outstanding at December 31, 1998, BEA owned 14,615 shares.

NOTE D. INVESTMENT IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at December 31, 1998 was $120,867,247. Accordingly, the net unrealized appreciation of investments (including investments denominated in foreign currencies) of $67,225,480, was composed of gross appreciation of $84,140,449 for those investments having an excess of value over cost and gross depreciation of $16,914,969 for those investments having an excess of cost over value.

For the year ended December 31, 1998, purchases and sales of securities, other than short-term investments, were $12,965,813 and $55,312,494, respectively.

NOTE E. CREDIT AGREEMENT

The Fund, along with 10 other U.S. regulated investment companies for which BEA serves as investment adviser, has a credit agreement with BankBoston, N.A. The agreement provides that each fund is permitted to borrow an amount equal to the lesser of $25,000,000 or 25% of the net assets of the fund. However, at no time shall the aggregate outstanding principal amount of all loans to any of the 11 funds exceed $25,000,000. The line of credit will bear interest at (i) the greater of the bank's prime rate or the Federal Funds Effective Rate plus 0.50% or (ii) the Adjusted Eurodollar Rate plus 1.50%. The Fund had no amounts outstanding under the credit agreement for the year ended and at December 31, 1998.

--------------------------------------------------------------------------------
   16

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders and Board of Directors of The Chile Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Chile Fund, Inc. (the "Fund") at December 31, 1998, and the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 19, 1999

--------------------------------------------------------------------------------

RESULTS OF ANNUAL MEETING OF SHAREHOLDERS (UNAUDITED)

On April 24, 1998, the annual meeting of shareholders of The Chile Fund, Inc. (the "Fund") was held and the following matters were voted upon:

(1) To re-elect three directors to the Board of Directors of the Fund.

NAME OF DIRECTOR                   FOR     WITHHELD   NON-VOTES
------------------------------  ---------  ---------  ---------
Jorge E. Desormeaux             8,806,280    234,851  5,152,017
George W. Landau                8,706,136    334,995  5,152,017
William W. Priest, Jr.          8,688,574    352,557  5,152,017

In addition to the directors re-elected at the meeting, Dr. Enrique R. Arzac, James J. Cattano and Richard W. Watt continue to serve as directors of the Fund.

(2) To ratify the selection of PricewaterhouseCoopers LLP (formerly Coopers & Lybrand L.L.P.) as independent public accountants for the year ending December 31, 1998.

             FOR          AGAINST       WITHHELD       NON-VOTES
          ---------      ---------      ---------      ---------
          8,734,737        160,608        145,786      5,152,017

TAX INFORMATION (UNAUDITED)

The Fund is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of the Fund's year end (December 31, 1998) as to the U.S. federal tax status of dividends and distributions received by the Fund's shareholders in respect of such year. Of the $2.52 per share distribution paid in respect of such year, $0.32 was derived from net investment income and $2.20 was derived from net realized long-term capital gains. There were no distributions which would qualify for the dividend received deduction available to corporate shareholders.

The Fund does not intend to make an election under Section 853 to pass through foreign taxes paid by the Fund to its shareholders. This information is given to meet certain requirements of the Internal Revenue Code of 1986, as amended. Shareholders should refer to their Form 1099-DIV to determine the amount includable on their respective tax returns for 1998.

Notification for calendar year 1998 was mailed in January 1999. The notification reflected the amount to be used by calendar year taxpayers on their U.S. federal income tax returns along with Form 1099-DIV.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their distribution. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Fund.

In general, distributions received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult their own tax advisers with respect to the tax consequences of their investment in the Fund.

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   18

 DESCRIPTION OF INVESTLINK(SM)* PROGRAM

The InvestLink(SM) Program is sponsored and administered by BankBoston, N.A., not by The Chile Fund, Inc. (the "Fund"). BankBoston, N.A. will act as program administrator (the "Program Administrator") of the InvestLink(SM) Program (the "Program"). The purpose of the Program is to provide interested investors with a simple and convenient way to invest funds and reinvest dividends in shares of the Fund's common stock ("Shares") at prevailing prices, with reduced brokerage commissions and fees.

An interested investor may join the Program at any time. Purchases of Shares with funds from a participant's cash payment or automatic account deduction will begin on the next day on which funds are invested. If a participant selects the dividend reinvestment option, automatic investment of dividends generally will begin with the next dividend payable after the Program Administrator receives his enrollment form. Once in the Program, a person will remain a participant until he terminates his participation or sells all Shares held in his Program account, or his account is terminated by the Program Administrator. A participant may change his investment options at any time by requesting a new enrollment form and returning it to the Program Administrator.

A participant will be assessed certain charges in connection with his participation in the Program. First-time investors will be subject to an initial service charge which will be deducted from their initial cash deposit. All optional cash deposit investments will be subject to a service charge. Sales processed through the Program will have a service fee deducted from the net proceeds, after brokerage commissions. In addition to the transaction charges outlined above, participants will be assessed per share processing fees (which include brokerage commissions). Participants will not be charged any fee for reinvesting dividends.

The number of Shares to be purchased for a participant depends on the amount of his dividends, cash payments or bank account or payroll deductions, less applicable fees and commissions, and the purchase price of the Shares. The Program Administrator uses dividends and funds of participants to purchase Shares of the Fund's common stock in the open market. Such purchases will be made by participating brokers as agent for the participants using normal cash settlement practices. All Shares purchased through the Program will be allocated to participants as of the settlement date, which is usually three business days from the purchase date. In all cases, transaction processing will occur within 30 days of the receipt of funds, except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the Federal Securities laws or when unusual market conditions make prudent investment impracticable. In the event the Program Administrator is unable to purchase Shares within 30 days of the receipt of funds, such funds will be returned to the participants.

The average price of all Shares purchased by the Program Administrator with all funds received during the time period from two business days preceding any investment date up to the second business day preceding the next investment date shall be the price per share allocable to a participant in connection with the Shares purchased for his account with his funds or dividends received by the Program Administrator during such time period. The average price of all Shares sold by the Program Administrator pursuant to sell orders received during such time period shall be the price per share allocable to a participant in connection with the Shares sold for his account pursuant to his sell orders received by the Program Administrator during such time period.

BankBoston,  N.A.,  as  Program  Administrator,  administers  the  Program   for
participants, keeps records, sends statements of account to participants and performs other duties relating to the Program.

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                                                                           19

Each participant in the Program will receive a statement of his account following each purchase of Shares. The statements will also show the amount of dividends credited to such participant's account (if applicable), as well as the fees paid by the participant. In addition, each participant will receive copies of the Fund's annual and semi-annual reports to shareholders, proxy statements and, if applicable, dividend income information for tax reporting purposes.

If the Fund is paying dividends on the Shares, a participant will receive dividends through the Program for all Shares held on the dividend record date on the basis of full and fractional Shares held in his account, and for all other Shares of the Fund registered in his name. The Program Administrator will send checks to the participants for the amounts of their dividends that are not to be automatically reinvested at no cost to the participants.

Shares of the Fund purchased under the Program will be registered in the name of the accounts of the respective participants. Unless requested, the Fund will not issue to participants certificates for Shares of the Fund purchased under the Program. The Program Administrator will hold the Shares in book-entry form until a Program participant chooses to withdraw his Shares or terminate his participation in the Program. The number of Shares purchased for a participant's account under the Program will be shown on his statement of account. This feature protects against loss, theft or destruction of stock certificates.

A participant may withdraw all or a portion of the Shares from his Program account by notifying the Program Administrator. After receipt of a participant's request, the Program Administrator will issue to such participant certificates for the whole Shares of the Fund so withdrawn or, if requested by the participant, sell the Shares for him and send him the proceeds, less applicable brokerage commissions, fees, and transfer taxes, if any. If a participant withdraws all full and fractional Shares in his Program account, his participation in the Program will be terminated by the Program Administrator. In no case will certificates for fractional Shares be issued. The Program Administrator will convert any fractional Shares held by a participant at the time of his withdrawal to cash.

Participation in any rights offering, dividend distribution or stock split will be based upon both the Shares of the Fund registered in participants' names and the Shares (including fractional Shares) credited to participants' Program accounts. Any stock dividend or Shares resulting from stock splits with respect to Shares of the Fund, both full and fractional, which participants hold in their Program accounts and with respect to all Shares registered in their names will be automatically credited to their accounts.

All Shares of the Fund (including any fractional share) credited to his account under the Program will be voted as the participant directs. The participants will be sent the proxy materials for the annual meetings of shareholders. When a participant returns an executed proxy, all of such Shares will be voted as indicated. A participant may also elect to vote his Shares in person at the Shareholders' meeting.

A participant will receive tax information annually for his personal records and to help him prepare his U.S. federal income tax return. The automatic reinvestment of dividends does not relieve him of any income tax which may be payable on dividends. For further information as to tax consequences of participation in the Program, participants should consult with their own tax advisors.

The Program Administrator in administering the Program will not be liable for any act done in good faith or for any good faith omission to act. However, the Program Administrator will be liable for loss or damage due to error caused by its negligence, bad faith or

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   20
willful misconduct. Shares held in custody by the Program Administrator are not subject to protection under the Securities Investors Protection Act of 1970.

The participant should recognize that neither the Fund nor the Program Administrator can provide any assurance of a profit or protection against loss on any Shares purchased under the Program. A participant's investment in Shares held in his Program account is no different than his investment in directly held Shares in this regard. The participant bears the risk of loss and the benefits of gain from market price changes with respect to all of his Shares. Neither the Fund nor the Program Administrator can guarantee that Shares purchased under the Program will, at any particular time, be worth more or less than their purchase price. Each participant must make an independent investment decision based on his own judgment and research.

While the Program Administrator hopes to continue the Program indefinitely, the Program Administrator reserves the right to suspend or terminate the Program at any time. It also reserves the right to make modifications to the Program. Participants will be notified of any such suspension, termination or modification in accordance with the terms and conditions of the Program. The Program Administrator also reserves the right to terminate any participant's participation in the Program at any time. Any question of interpretation arising under the Program will be determined in good faith by the Program Administrator and any such good faith determination will be final.

Any interested investor may participate in the Program. To participate in the Program, an investor who is not already a registered owner of the Shares must make an initial investment of at least $250.00. All other cash payments or bank account deductions must be at least $100.00, up to a maximum of $100,000.00 annually. An interested investor may join the Program by reading the Program description, completing and signing the enrollment form and returning it to the Program Administrator. The enrollment form and information relating to the Program (including the terms and conditions) may be obtained by calling the Program Administrator at one of the following telephone numbers: First Time Investors--(800) 337-1944; Current Shareholders--(800) 730-6001. All
correspondence regarding the Program should be directed to: BankBoston, N.A., InvestLink Program, P.O. Box 8040, Boston, MA 02266-8040.

---------------------------------------------
*InvestLink is a service mark of Boston EquiServe Limited Partnership.

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                                                                           21

 SUMMARY OF GENERAL INFORMATION

The Fund--The Chile Fund, Inc.--is a closed-end, non-diversified management investment company whose shares trade on the New York Stock Exchange. Its investment objective is to seek total return, consisting of capital appreciation and current income through investments primarily in Chilean equity and debt securities. The Fund is managed and advised by Credit Suisse Asset Management ("CSAM"), formerly known as BEA Associates. CSAM is a diversified asset manager, handling equity, balanced, fixed income, international and derivative based accounts. Portfolios include international and emerging market investments, common stocks, taxable and non-taxable bonds, options, futures and venture capital. CSAM manages money for corporate pension and profit-sharing funds, public pension funds, union funds, endowments and other charitable institutions and private individuals. As of December 31, 1998, CSAM managed approximately $35.3 billion in assets in the U.S.

 SHAREHOLDER INFORMATION

The market price is published in: THE NEW YORK TIMES (daily) under the designation "Chile" and THE WALL STREET JOURNAL (daily), and BARRON'S (each Monday) under the designation "ChileFd". The Fund's New York Stock Exchange trading symbol is CH. Weekly comparative net asset value (NAV) and market price information about The Chile Fund, Inc.'s shares are published each Sunday in THE NEW YORK TIMES and each Monday in THE WALL STREET JOURNAL and BARRON's, as well as other newspapers, in a table called "Closed-End Funds."

 THE CSAM CLOSED-END FUNDS

LITERATURE REQUEST--Call today for free descriptive information on the closed-end funds listed below at 1-800-293-1232 or visit our website on the
Internet: http://www.cefsource.com.

CLOSED-END FUNDS
SINGLE COUNTRY
The Brazilian Equity Fund, Inc. (BZL)
The First Israel Fund, Inc. (ISL)
The Indonesia Fund, Inc. (IF)
The Portugal Fund, Inc. (PGF)

MULTIPLE COUNTRY
The Emerging Markets Infrastructure Fund, Inc. (EMG)
The Emerging Markets Telecommunications Fund, Inc. (ETF)
The Latin America Equity Fund, Inc. (LAQ)
The Latin America Investment Fund, Inc. (LAM)

FIXED INCOME
BEA Income Fund, Inc. (FBF)
BEA Strategic Global Income Fund, Inc. (FBI)

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
DIRECTORS AND CORPORATE OFFICERS

Dr. Enrique R. Arzac            Director

James J. Cattano                Director

Jorge E. Desormeaux             Director

George W. Landau                Director

William W. Priest, Jr.          Chairman of the Board of Directors

Richard W. Watt                 President, Chief Investment Officer
                                and Director

Emily Alejos                    Investment Officer

Hal Liebes                      Senior Vice President

Michael A. Pignataro            Chief Financial Officer and
                                Secretary

Rocco A. Del Guercio            Vice President

INVESTMENT ADVISER

Credit Suisse Asset Management
One Citicorp Center
153 East 53rd Street
New York, NY 10022

ADMINISTRATOR

Bear Stearns Funds Management Inc.
245 Park Avenue
New York, NY 10167

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

SHAREHOLDER SERVICING AGENT

BankBoston, N.A.
P.O. Box 1865
Mail Stop 45-02-62
Boston, MA 02105-1865

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

LEGAL COUNSEL

Willkie Farr & Gallagher
787 Seventh Avenue
New York, NY 10019-6099

This report, including the financial statements herein, is sent to the shareholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned
in this report.                                                           [LOGO]

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                                                                      3911-AR-98